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                                                                   EXHIBIT 24.4

                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of NBC Internet, Inc. of our report dated April 16, 1999, except for Note 8 as to which the date is July 15, 1999 relating to the financial statements of LiquidMarket, Inc., which is included in the Registration Statement on Form S-4 of NBC Internet, Inc. (No. 333-82639).

/s/ PRICEWATERHOUSECOOPERS LLP
Woodland Hills, California
November 29, 1999